EXHIBIT 21.1

                            ALLIANCE FUNDING COMPANY
           BY LEE SERVICING COMPANY, A DIVISION OF SUPERIOR BANK, FSB
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                                1996-2 SUB-POOL 1

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
      DATED AS OF JUNE 1, 1996 LEE SERVICING COMPANY REPORTS THE FOLLOWING
               INFORMATION PERTAINING TO SERIES 1996-2 SUB-POOL 1
                  FOR SEPTEMBER 25, 1996, THE REMITTANCE DATE.

                       DUE PERIOD ENDED: SEPTEMBER 1, 1996


 1 Total Actual Principal Collections                 572,386.17
 2 Total Actual Interest Collections                1,237,022.72
 3 Additional Proceeds                                      0.00
                                                  ---------------
 4 Aggregate Amount Received:                       1,809,408.89

   Monthly Advances

 5 Delinquent Interest                                 10,590.26
 6 Compensating Interest                                2,445.85
 7 Amounts Held for Future Distributions                    0.00
                                                  ---------------
 8   Available Remittance Amount:                   1,822,445.00

 9 Less:  Service Fees                                 71,419.48
10        Expense Account Deposit                       3,478.35
11 Plus:  Cross Collateral Deposit                          0.00
                                                  ---------------
12      Adjusted Remittance Amount:                 1,747,547.17

   Remaining Amount Available:

13     Adjusted Remittance Amount                   1,747,547.17
14     Insured Payments                                     0.00
15     Insurance Account Deposit @ 13 bp
         the Ending Principal balance                  15,392.94
16     Cross Collateral Withdrawal                          0.00
17     Class Remittance Amounts                     1,732,154.23
18     Non-Recoverable Advances not
          Previously Reimbursed                             0.00
                                                  ---------------
19 Total Remaining Amount Available:                        0.00
                                                  ===============

   Amount of Reimbursements Pursuant to Sec. 5.04
20   Servicing Fee                                          0.00
21   Monthly Advances and Servicer Advances                 0.00
22   Other Mortgage Payments                                0.00
23   Interest Earned on P&I Deposits                        0.00
24   Additional Servicing Compensation                      0.00

                            ALLIANCE FUNDING COMPANY
           BY LEE SERVICING COMPANY, A DIVISION OF SUPERIOR BANK, FSB
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                                1996-2 SUB-POOL 1

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
      DATED AS OF JUNE 1, 1996 LEE SERVICING COMPANY REPORTS THE FOLLOWING
               INFORMATION PERTAINING TO SERIES 1996-2 SUB-POOL 1
                  FOR SEPTEMBER 25, 1996, THE REMITTANCE DATE.

                       DUE PERIOD ENDED: SEPTEMBER 1, 1996


                                                      Total           Class A-1       Class A-2        Class A-3
                                                      -----           ---------       ---------        ---------
25 Loans Outstanding - BOM                                  2260
26 Opening Principal Loan Balance                 142,661,025.50    62,499,096.05   10,147,079.68    24,352,991.22
27 Additional Principal Reduction, LTD              2,954,650.52     1,776,024.72      149,193.14       358,063.53
28 Realized losses, LTD                                     0.00             0.00            0.00             0.00
29 Carryforward Amount                                      0.00             0.00            0.00             0.00
                                                  ---------------   -------------   -------------    -------------
30 Total Class Principal                          139,706,374.98    60,723,071.33    9,997,886.54    23,994,927.69
31   Class Factor per Loan Balance                   99.7629549%      43.7056616%      7.0958599%      17.0300638%
32   Class Factor per Class Balance                  97.6967657%      42.4636862%      6.9915290%      16.7796697%
33 Excess Spread                                            0.00
34 Cross Collateral Deposit                                 0.00             0.00
35 Cross Collateral Withdrawal                              0.00
36 Additional Principal due Class A                   366,890.29       366,890.29
37 Interest Remittance @ Class Yield                  792,877.77       279,136.37       61,237.06       151,767.92
   Principal Reductions:
38   Prepayments - Number                                      6                6
39   Prepayments - Dollar                             455,036.96       455,036.96            0.00             0.00
40   Net Liquidation Proceeds                               0.00             0.00            0.00             0.00
41   Curtailments                                       3,205.96         3,205.96            0.00             0.00
42   Normal and Excess Payments                       114,143.25       114,143.25            0.00             0.00
                                                  ---------------   -------------   -------------    -------------
43 Total Principal Remittance                         572,386.17       572,386.17            0.00             0.00
44 Additional Principal Reduction                     366,890.29       366,890.29            0.00             0.00
                                                  ---------------   -------------   -------------    -------------
45 Total Remittance                                 1,732,154.23     1,218,412.83       61,237.06       151,767.92
                                                  ===============   =============   =============    =============
46 Current Month Realized Loss - Number                        0                0
47 Current Month Realized Loss - Dollar                     0.00             0.00

   Class Principal Balance - EOM

48 Loans Outstanding - EOM                                  2254
49 Closing Loan Balance                           142,088,639.33    61,926,709.88   10,147,079.68    24,352,991.22
50 Additional Principal Reduction,  LTD             3,321,540.81     2,142,915.01      149,193.14       358,063.53
51 Realized Losses, LTD                                     0.00             0.00            0.00             0.00
52 Carryforward Amount                                      0.00             0.00            0.00             0.00
                                                  ---------------   -------------   -------------    -------------
53 Total Class Principal Balance                  138,767,098.52    59,783,794.87    9,997,886.54    23,994,927.69
54   Class Factor per Loan Balance                   99.3626848%      43.3053915%      7.0958599%      17.0300638%
55   Class Factor per Class Balance                  97.0399290%      41.8068496%      6.9915291%      16.7796697%



                                                Class A4        Class A-5        Class A-6         Class R
                                                --------        ---------        ---------         -------
25 Loans Outstanding - BOM
26 Opening Principal Loan Balance             9,132,371.71    25,367,699.20    11,161,787.64
27 Additional Principal Reduction, LTD          134,273.83       372,982.85       164,112.45
28 Realized losses, LTD                               0.00             0.00             0.00
29 Carryforward Amount                                0.00             0.00             0.00
                                              ------------    -------------    -------------
30 Total Class Principal                      8,998,097.88    24,994,716.35    10,997,675.19
31   Class Factor per Loan Balance              6.3862739%      17.7396498%       7.8054459%
32   Class Factor per Class Balance             6.2923761%      17.4788226%       7.6906820%
33 Excess Spread                                                                                         0.00
34 Cross Collateral Deposit
35 Cross Collateral Withdrawal                                                                           0.00
36 Additional Principal due Class A
37 Interest Remittance @ Class Yield             58,037.73       166,631.44        76,067.25
   Principal Reductions:
38   Prepayments - Number
39   Prepayments - Dollar                             0.00             0.00             0.00
40   Net Liquidation Proceeds                         0.00             0.00             0.00
41   Curtailments                                     0.00             0.00             0.00
42   Normal and Excess Payments                       0.00             0.00             0.00
                                              ------------    -------------    -------------    -------------
43 Total Principal Remittance                         0.00             0.00             0.00
44 Additional Principal Reduction                     0.00             0.00             0.00
                                              ------------    -------------    -------------    -------------
45 Total Remittance                              58,037.73       166,631.44        76,067.25             0.00
                                              ============    =============    =============    =============
46 Current Month Realized Loss - Number
47 Current Month Realized Loss - Dollar

   Class Principal Balance - EOM

48 Loans Outstanding - EOM
49 Closing Loan Balance                       9,132,371.71    25,367,699.20    11,161,787.64
50 Additional Principal Reduction,  LTD         134,273.83       372,982.85       164,112.45
51 Realized Losses, LTD                               0.00             0.00             0.00
52 Carryforward Amount                                0.00             0.00             0.00
                                              ------------    -------------    -------------
53 Total Class Principal Balance              8,998,097.88    24,994,716.35    10,997,675.19
54   Class Factor per Loan Balance              6.3862739%      17.7396498%       7.8054459%
55   Class Factor per Class Balance             6.2923761%      17.4788226%       7.6906820%


                            ALLIANCE FUNDING COMPANY
           BY LEE SERVICING COMPANY, A DIVISION OF SUPERIOR BANK, FSB
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                                1996-2 SUB-POOL 1

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
      DATED AS OF JUNE 1, 1996 LEE SERVICING COMPANY REPORTS THE FOLLOWING
               INFORMATION PERTAINING TO SERIES 1996-2 SUB-POOL 1
                  FOR SEPTEMBER 25, 1996, THE REMITTANCE DATE.

                       DUE PERIOD ENDED: SEPTEMBER 1, 1996



                                                         Total           Class A-1        Class A-2       Class A-3
                                                         -----           ---------        ---------       ---------
56 Weighted Note Rate - THIS Remittance                   11.25834%
57 Weighted Note Rate - NEXT Remittance                   11.26018%

58 Related Remittance Period for Libor Rate            26-Aug-96            thru         24-Sep-96
59 Days in Related Period                                 30

60 Pass-Through Rate - THIS Remittance                                      5.51625%          7.350%           7.590%

61 Weighted Average Remaining Term                       219.51

62 Original Pool - Principal Balance                  91,623,068.53    41,006,128.57    6,407,207.59    15,377,298.21
63 Original Pool - Pre-Funding Account                53,510,393.37    23,948,707.52    3,741,985.55     8,980,765.32
64 Original Pool - Additonal Principal Reduction       2,133,461.89       954,836.09      149,193.14       358,063.53
                                                     --------------    -------------   -------------    -------------
65 Original Pool Total                               143,000,000.00    64,000,000.00   10,000,000.00    24,000,000.00
                                                     --------------    -------------   -------------    -------------
66 Original Pool - Number of Loans                        864

                                                        Class A4        Class A-5        Class A-6
                                                        --------        ---------        ---------
56 Weighted Note Rate - THIS Remittance
57 Weighted Note Rate - NEXT Remittance

58 Related Remittance Period for Libor Rate
59 Days in Related Period

60 Pass-Through Rate - THIS Remittance                      7.740%           8.000%          8.300%

61 Weighted Average Remaining Term

62 Original Pool - Principal Balance                  5,766,486.83    16,018,018.97    7,047,928.35
63 Original Pool - Pre-Funding Account                3,367,787.00     9,354,963.88    4,116,184.10
64 Original Pool - Additonal Principal Reduction        134,273.83       372,982.85      164,112.45

65 Original Pool Total                                9,000,000.00    25,000,000.00   11,000,000.00
66 Original Pool - Number of Loans


   Class A Overcollateralization Reconciliation
   --------------------------------------------
                                                   Beg.of Month      Current Month      End of Month
                                                   -------------     -------------      ------------
67 Additional Principal Reduction,  LTD             2,954,650.52       366,890.29       3,321,540.81
68 Cross Collateral Deposits, LTD                           0.00             0.00               0.00
69 Less:  Realized Losses, LTD                              0.00             0.00               0.00
                                                   -------------       ----------      -------------
70 Overcollateralization of Principal               2,954,650.52       366,890.29       3,321,540.81
                                                   =============       ==========      =============
71 Base Overcollateralization Required                                                  7,430,833.00
72 Required Overcollateralization Amount                                                7,430,833.00



   Current Month Subordinated Amount               Beg.of Month     Current Month     End of Month
   ---------------------------------               -------------     -------------     ------------
73 Original Subordinated Amount                    14,745,560.00       N/A             14,745,560.00
74 Less:  Cumulative Realized Losses                        0.00             0.00               0.00
75 Plus:  Cumulative Additional Proceeds                    0.00             0.00               0.00
                                                   -------------     ------------      -------------
76 Current Subordinated Amount                     14,745,560.00                       14,745,560.00
                                                   =============     ============      =============

   Nonrecoverable Advance Reconciliation
   -------------------------------------
77 Beginning of Month                                                        0.00
78 Current Month Nonrecoverable Advance                                      0.00
79 Less: Current Month Reimbursment                                          0.00
                                                                     ------------
80 End of Month                                                              0.00





                            ALLIANCE FUNDING COMPANY
           BY LEE SERVICING COMPANY, A DIVISION OF SUPERIOR BANK, FSB
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                                1996-2 SUB-POOL 1

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
      DATED AS OF JUNE 1, 1996 LEE SERVICING COMPANY REPORTS THE FOLLOWING
               INFORMATION PERTAINING TO SERIES 1996-2 SUB-POOL 1
                  FOR SEPTEMBER 25, 1996, THE REMITTANCE DATE.

                       DUE PERIOD ENDED: SEPTEMBER 1, 1996

                                                                              Class           Class           Class
                                                                               A1              A2               A3
                                                                         --------------  --------------   --------------
  81 Total Class Principal - Original Pool             $143,000,000.00   $64,000,000.00  $10,000,000.00   $24,000,000.00
  82 Interest Remittance Amount                             792,877.77       279,136.37       61,237.06       151,767.92
  83 Interest Rate Factor/1000                                5.544600         4.361506        6.123706         6.323663

  84 Total Principal Collections                            572,386.17       572,386.17            0.00             0.00
  85 Additional Principal Reduction                         366,890.29       366,890.29            0.00             0.00
                                                       ---------------   --------------  --------------   --------------
  86 Principal Remittance Amount                            939,276.46       939,276.46            0.00             0.00
  87 Principal Payment Factor/1000                            6.568367        14.676195        0.000000         0.000000
  88 Current Month Ending Principal Factor                  970.399290       934.121794      999.788654       999.788654

  89 Prior Month Ending Principal Factor                    976.967657       948.797989      999.788654       999.788654


                                                          Class           Class           Class
                                                           A4              A5              A6
                                                      -------------   --------------  --------------
  81 Total Class Principal - Original Pool            $9,000,000.00   $25,000,000.00  $11,000,000.00
  82 Interest Remittance Amount                           58,037.73       166,631.44       76,067.25
  83 Interest Rate Factor/1000                             6.448637         6.665258        6.915205

  84 Total Principal Collections                               0.00             0.00            0.00
  85 Additional Principal Reduction                            0.00             0.00            0.00
                                                      -------------   --------------  --------------
  86 Principal Remittance Amount                               0.00             0.00            0.00
  87 Principal Payment Factor/1000                         0.000000         0.000000        0.000000
  88 Current Month Ending Principal Factor               999.788654       999.788654      999.788654

  89 Prior Month Ending Principal Factor                 999.788654       999.788654      999.788654




                            ALLIANCE FUNDING COMPANY
           BY LEE SERVICING COMPANY, A DIVISION OF SUPERIOR BANK FSB,
                               DESIGNATED SERVICER
                              SERVICERS CERTIFICATE
                                1996-2 SUB POOL 2

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
              DATED AS OF JUNE 01, 1996 AND THE INSURANCE AGREEMENT
            DATED AS OF JUNE 19, 1996, LEE SERVICING COMPANY REPORTS
              THE FOLLOWING INFORMATION PERTAINING TO SERIES 1996-2
            SUB POOL 2 FOR SEPTEMBER 25, 1996, THE REMITTANCE DATE.

                         PERIOD ENDED: SEPTEMBER 1, 1996


 1 Total Actual Principal Collections                           1,116,974.24
 2 Total Actual Interest Collections                              599,473.86
 3 Additional Proceeds                                                  0.00
                                                                ------------
 4 Aggregate Amount Received:                                   1,716,448.10

   Monthly Advance

 5      Delinquent Interest                                        20,461.96
 6      Compensating Interest                                       2,402.15
 7      Amounts Held for Future Distributions                           0.00
 8      Supplemental Interest                                           0.00
                                                                ------------
 9 Available Remittance Amount:                                 1,739,312.21

10 Less:     Service Fees                                          41,089.12
11                Expense Account Deposit                           1,989.07
12 Deposits/Withdrawals for Cross Collaterlization                      0.00
                                                                ------------
13 Adjusted Remittance Amount:                                  1,696,234.02

   Remaining Amount Available:

14           Adjusted Remittance Amount                         1,696,234.02
15           Insured Payments                                           0.00
16           Insurance Account Deposit @ 13bp
                the Ending Class A  P-balance                       8,957.16
17           Class Remittance Amounts                           1,687,276.86
18           Non-Recoverable Advances not
                Previously Reimbursed                                   0.00
                                                                ------------
19 Total Remaining Amount Available:                                   (0.00)
                                                                ============

   Amount of Reimbursements Pursuant to Sec. 5.04

20      Servicing Fee                                                   0.00
21      Monthly Advances and Servicer Advances                          0.00
22      Other Mortgage Payments                                         0.00
23      Interest Earned on P&I Deposits                                 0.00
24      Additional Servicing Compensation                               0.00

                            ALLIANCE FUNDING COMPANY
           BY LEE SERVICING COMPANY, A DIVISION OF SUPERIOR BANK FSB,
                               DESIGNATED SERVICER
                              SERVICERS CERTIFICATE
                                1996-2 SUB POOL 2

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
              DATED AS OF JUNE 01, 1996 AND THE INSURANCE AGREEMENT
            DATED AS OF JUNE 19, 1996, LEE SERVICING COMPANY REPORTS
              THE FOLLOWING INFORMATION PERTAINING TO SERIES 1996-2
            SUB POOL 2 FOR SEPTEMBER 25, 1996, THE REMITTANCE DATE.

                         PERIOD ENDED: SEPTEMBER 1, 1996



                                                                   Total          Class 2-A            Class R
                                                               -------------    -------------        ----------
25 Number of Loans                                                       687
26 Opening Loan Balance                                        83,798,462.64    83,798,462.64
27 Additional Principal Reduction, LTD                          3,118,748.80     3,118,748.80
28 Realized Losses, LTD                                                 0.00             0.00
29 Carryforward Amount                                                  0.00             0.00
                                                               -------------    -------------
30 Total Class Principal Balance                               80,679,713.84    80,679,713.84
31      Pool Factor per Loan Balance                            102.1932471%     102.1932471%
32      Factor per Class Balance                                 98.3898949%      98.3898949%
33 Excess Spread                                                  184,636.78                         184,636.78
34 Additional Principal due Class A                              (184,636.78)                       (184,636.78)
35 Deposits/Withdrawals for Cross Collaterlization                      0.00                               0.00
36 Interest Remittance                                            385,665.84       385,665.84
   Principal Reductions:

37           Prepayments - Number                                       7                7
38           Prepayments - Dollar                               1,045,687.00     1,045,687.00
39           Net Liquidation Proceeds                                   0.00             0.00
40           Curtailments                                          21,250.00        21,250.00
41           Normal and Excess Payments                            50,037.24        50,037.24
                                                               -------------    -------------        ----------
42 Total Principal Remittance                                   1,116,974.24     1,116,974.24
43 Additional Principal Reduction                                 184,636.78       184,636.78
                                                               -------------    -------------        ----------
44 Total Remittance                                             1,687,276.86     1,687,276.86              0.00
                                                               =============    =============        ==========
45 Carryforward Amount                                                  0.00
46 Current Month Realized Loss - Number                                    0
47 Current Month Realized Loss - Dollar                                 0.00
48                       Number of Loans                       #         680
   Class Principal Balance - End of Month

49 Loan Balance                                                82,681,488.40    82,681,488.40
50 Additional Principal Reduction,  LTD                         3,303,385.58     3,303,385.58
51 Realized Losses, LTD                                                 0.00             0.00
52 Carryforward Amount                                                  0.00             0.00
                                                               -------------    -------------
53 Total Class A Principal                                     79,378,102.82    79,378,102.82
54 Class Factor per Loan Balance                                100.8310834%     100.8310834%
55 Class Factor per Class Balance                                96.8025644%      96.8025644%


                            ALLIANCE FUNDING COMPANY
           BY LEE SERVICING COMPANY, A DIVISION OF SUPERIOR BANK FSB,
                               DESIGNATED SERVICER
                              SERVICERS CERTIFICATE
                                1996-2 SUB POOL 2

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
              DATED AS OF JUNE 01, 1996 AND THE INSURANCE AGREEMENT
            DATED AS OF JUNE 19, 1996, LEE SERVICING COMPANY REPORTS
              THE FOLLOWING INFORMATION PERTAINING TO SERIES 1996-2
            SUB POOL 2 FOR SEPTEMBER 25, 1996, THE REMITTANCE DATE.

                         PERIOD ENDED: SEPTEMBER 1, 1996


                                                                   Total           Class A1
                                                               -------------    --------------
56 Weighted Note Rate This Remittance:                            9.60053%
57 Weighted Note Rate Next Remittance:                            9.63821%

58 Pass-Through Rate:                                             5.73625%         5.73625%

59 Related Remittance Period                                     26-Aug-96           thru               24-Sep-96

60 Days in Related Period:                                          30

61 Weighted Average Remaining Term                                355.86

62 Original Pool - Principal Balance                           53,157,223.06    53,157,223.06
63 Original Pool - Pre-Funding Account                         31,641,122.34    31,641,122.34
64 Original Pool - Additional Principal Reduction               2,798,345.40     2,798,345.40
                                                               -------------    --------------
65 Original Pool Total                                         82,000,000.00    82,000,000.00
73
66 Original Pool - Number of Loans                                  441

   ----------------------------------------------------------------------------------------------------------------

   Class A OverCollateralization Reconciliation              Beginning of Month     Current Month      End of Month
   --------------------------------------------              ------------------     -------------      ------------
67 Additional Principal Reduction,  LTD                         3,118,748.80           184,636.78      3,303,385.58
68 Less:  Realized Losses, LTD                                          0.00                 0.00              0.00
69 Deposits/Withdrawals from Cross Collaterlization                     0.00                 0.00              0.00
                                                               -------------        -------------      ------------
70 Overcollateralization of Principal                           3,118,748.80           184,636.78      3,303,385.58
                                                               =============        =============      ============
71 Base Overcollateralization Requirement                                                              4,027,921.00

   Current Month Subordinated Amount                         Beginning of Month     Current Month      End of Month
   ---------------------------------                         ------------------     -------------      ------------
72 Original Subordinated Amount                                 9,327,818.00            N/A            9,327,818.00
73 Less:  Cumulative Realized Losses                                    0.00                 0.00              0.00
74 Plus:  Cumulative Additional Proceeds                                0.00                 0.00              0.00
                                                               -------------        -------------      ------------
75 Current Subordinated Amount                                  9,327,818.00                           9,327,818.00
                                                               =============        =============      ============
76
   Nonrecoverable Advance Reconciliation
   -------------------------------------
77 Beginning of Month                                                   0.00
78 Current Month Unpaid Nonrecoverable Advance                          0.00
79 Less: Current Month Reimbursment                                     0.00
                                                               -------------
80 End of Month                                                         0.00
                                                               =============

                            ALLIANCE FUNDING COMPANY
           BY LEE SERVICING COMPANY, A DIVISION OF SUPERIOR BANK FSB,
                               DESIGNATED SERVICER
                              SERVICERS CERTIFICATE
                                1996-2 SUB POOL 2

     IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT
              DATED AS OF JUNE 01, 1996 AND THE INSURANCE AGREEMENT
            DATED AS OF JUNE 19, 1996, LEE SERVICING COMPANY REPORTS
              THE FOLLOWING INFORMATION PERTAINING TO SERIES 1996-2
            SUB POOL 2 FOR SEPTEMBER 25, 1996, THE REMITTANCE DATE.

                         PERIOD ENDED: SEPTEMBER 1, 1996


                                                                  Class
                                                  Total             A1
                                             --------------   --------------
81 Total Class Principal - Original Pool     $82,000,000.00   $82,000,000.00
82 Interest Remittance Amount                    385,665.84       385,665.84
83 Interest Rate Factor / 1000                     4.703242         4.703242

84 Total Principal Collections                 1,116,974.24     1,116,974.24
85 Additional Principal Reduction                184,636.78       184,636.78
                                             --------------   --------------
86 Principal Remittance Amount                 1,301,611.02     1,301,611.02
87 Principal Payment Factor/1000                  15.873305        15.873305
88 Principal Factor                              968.025644       968.025644


89 Prior Month Principal Factor                  983.898949       983.898949